Exhibit 32.1

CERTIFICATION PURSUANT TO

18. U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Parkway Properties, Inc. (the "Company") on Form 10-K for the annual period ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Steven G. Rogers, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)       The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Steven G. Rogers
Steven G. Rogers (*)
President, Chief Executive Officer and Director
March 16, 2007

*A signed original of this written statement required by Section 906 has been provided to Parkway Properties, Inc. and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.